SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2004

PACIFIC PREMIER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

0-22193 (Commission File No.)
DELAWARE		33-0743196

(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
(Address of Principal Executive Offices) (Zip Code)

(714) 431-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 1, 2004 Pacific Premier Bancorp, Inc. President and CEO, Steven R. Gardner, will be presenting at Friedman Billings Ramsey (“FBR”) 11th Annual Investor Conference on Wednesday, December 1, 2004, at 9:30am EST.

Item 9.01 Financial Statements and Exhibits

A copy of PPBI’s slide presentation as presented at the Friedman Billings Ramsey (“FBR”) 11th Annual Investor Conference on Wednesday, December 1, 2004, is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: December 1, 2004	By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer